                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                              ____________________


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 16, 1995
                                                   ------------

               CATERPILLAR FINANCIAL FUNDING CORPORATION
- -------------------------------------------------------------------------------
        (Exact name of registrant as specified in governing instruments)


   Nevada                    333-2988                  88-0342613
- ---------------          ----------------         ---------------------
(State or other          (Commission File         (IRS Employer
jurisdiction of          Number)                  Identification No.)
organization)


Greenview Plaza, 2950 East Flamingo Road, Suite E-4, Las Vegas, NV  89121
- -------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (702) 735-2514
                                                     --------------

                           Not Applicable
- -------------------------------------------------------------------------------
(Former name or former address if changed since last report)




                         Exhibit Index located at Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements - Not Applicable

          (b)  Pro Forma Financial Information - Not Applicable

          (c) Exhibits (executed copies) - The following Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                         Sequentially
          Exhibit                                           Numbered
          Number    Exhibit                                   Page
          -------   -------                                 --------

           3.3 (B)  Certificate of Trust for Caterpillar        4
                    Financial Asset Trust 1996-A

            25 (B)  Statement as to the Eligibility of the      7
                    Indenture Trustee under the Indenture
                    (Form T-1) with respect to Caterpillar
                    Financial Asset Trust 1996-A

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CATERPILLAR FINANCIAL ASSET TRUST 1995-A
                                    (Issuer)


                                   CATERPILLAR FINANCIAL FUNDING
                                   CORPORATION, Registrant



May 16, 1996                       By:/s/Scott E. Harris
                                      ------------------------------------
                                      Name:  Scott E. Harris
                                      Title: President



                                       3